UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 18, 2023
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Bridge Investment Group Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40622	86-2769085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 East Sego Lily Drive, Suite 400 Salt Lake City, Utah	84070
(Address of Principal Executive Offices)	(Zip Code)
(801) 716-4500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 18, 2023, Garrett Behling was appointed as Chief Accounting Officer of Bridge Investment Group Holdings Inc. (the “Company”) and designated as the Company’s principal accounting officer as defined by the Securities and Exchange Commission.
Mr. Behling, age 41, has served as the Company’s Corporate Controller since April 2022. Prior to joining Bridge in 2022, Mr. Behling was an auditor with Ernst & Young LLP with 16 years of experience, serving clients primarily in the real estate and financial services industries. Mr. Behling was responsible for overseeing the execution of audits, along with focusing on technical accounting, real estate valuations, internal controls and SEC reporting. Mr. Behling received a Master of Science in Accountancy from the University of Notre Dame, a Bachelor of Science in Accounting from the University of Utah, and is a Certified Public Accountant in the States of Utah, California, and Illinois.

There is no arrangement or understanding between Mr. Behling and any other person pursuant to which Mr. Behling was appointed as Chief Accounting Officer or designated as principal accounting officer. Mr. Behling is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

In connection with his appointment as Chief Accounting Officer and designation as principal accounting officer, Mr. Behling will receive an annual base salary of $275,000 and will be eligible for an annual incentive bonus with a target amount equal to 30% of base salary, based upon the achievement of individual and Company performance objectives as determined by the Company’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE INVESTMENT GROUP HOLDINGS INC.

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Chief Executive Officer
Date: January 23, 2023